EXHIBIT 1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of stock of ExactTarget, Inc., and that this Agreement be included as an Exhibit to such joint filing.

EXECUTED this 14th day of February, 2013.

GREENSPRING GLOBAL PARTNERS I, L.P.

By:	Greenspring General Partner I, L.P.,
its General Partner
By:	Greenspring Associates, Inc.

By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Financial Officer

GREENSPRING GLOBAL PARTNERS II, L.P.

By:	Greenspring General Partner II, L.P.,
its General Partner
By:	Greenspring Associates, Inc.

By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Financial Officer

GREENSPRING GLOBAL PARTNERS II-A, L.P.

By:	Greenspring General Partner II, L.P.,
its General Partner
By:	Greenspring Associates, Inc.

By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Financial Officer

GREENSPRING GLOBAL PARTNERS II-B, L.P.

By:	Greenspring General Partner II, L.P.,
its General Partner
By:	Greenspring Associates, Inc.

By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Financial Officer

GREENSPRING GLOBAL PARTNERS III, L.P.

By:	Greenspring General Partner III, L.P.,
its General Partner
By:	Greenspring GP III LLC

By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Financial Officer

GREENSPRING GLOBAL PARTNERS III-A, L.P.

By:	Greenspring General Partner III, L.P.,
its General Partner
By:	Greenspring GP III LLC

By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Financial Officer

GREENSPRING GLOBAL PARTNERS III-B, L.P.

By:	Greenspring General Partner III, L.P.,
its General Partner
By:	Greenspring GP III LLC

By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Financial Officer

GREENSPRING GLOBAL PARTNERS IV-A, L.P.

By:	Greenspring General Partner IV, L.P.,
its General Partner
By:	Greenspring GP IV LLC

By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Financial Officer

GREENSPRING GLOBAL PARTNERS IV-B, L.P.

By:	Greenspring General Partner IV, L.P.,
its General Partner
By:	Greenspring GP IV LLC

By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Financial Officer

GREENSPRING GLOBAL PARTNERS IV-C, L.P.

By:	Greenspring General Partner IV, L.P.,
its General Partner
By:	Greenspring GP IV LLC

By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Financial Officer

GREENSPRING CROSSOVER VENTURES I, L.P.

By:	Greenspring Crossover I GP, L.P.,
its General Partner
By:	Greenspring Crossover I GP, LLC

By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Financial Officer

GREENSPRING GLOBAL PARTNERS V-A, L.P.

By:	Greenspring General Partner V, L.P.,
its General Partner
By:	Greenspring GP V LLC

By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Financial Officer

GREENSPRING GLOBAL PARTNERS V-C, L.P.

By:	Greenspring General Partner V, L.P.,
its General Partner
By:	Greenspring GP V LLC

By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Financial Officer

GREENSPRING GROWTH EQUITY II, L.P.

By:	Greenspring FF-GP II, L.P.,
its General Partner
By:	Greenspring FF- GP II, LLC

By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Financial Officer

GREENSPRING OPPORTUNITIES II, L.P.

By:	Greenspring General Partner II, L.P.,
its General Partner
By:	Greenspring Opportunities GP II, LLC,
Its General Partner

By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Financial Officer

GREENSPRING OPPORTUNITIES II-A, L.P.

By:	Greenspring General Partner II-A, L.P.,
its General Partner
By:	Greenspring Opportunities GP II, LLC,
its General Partner

By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Financial Officer

*
James Lim

*
Charles Ashton Newhall

*By:	/s/ Eric Thompson
Eric Thompson
As attorney-in-fact

This Schedule 13G was executed by Eric Thompson on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which is attached as Exhibit 2.